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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PolyOne Corporation (the "Company") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. David Wilson, Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ W. David Wilson
-------------------

W. David Wilson
Vice President and Chief Financial Officer
August 13, 2003

A signed original of this written statement required by Section 906 has been provided to PolyOne Corporation and will be retained by PolyOne Corporation and furnished to the Securities and Exchange Commission or its staff upon request.